SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) November 23, 1999
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                           DARLING INTERNATIONAL INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-24620                   36-2495346
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)              File Number)            Identification No.)


251 O'Connor Ridge Blvd., Suite 300, Irving, Texas                75038
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     (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code (972) 717-0300
                                                   --------------


          (Former Name or Former Address, if Changed Since Last Report)




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Item 6.   Resignations of Registrant's Directors

          By letter dated November 11, 1999 which was received by registrant's Chairman of the Board and became effective on November 16, 1999, William L. Westerman resigned as a director. Mr. Westerman has not indicated any disagreement with registrant on any matter relating to registrant's operations, policies or practices.



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Item 7.   Financial Statements, ProForma Financial Information and Exhibits

          (c)  Exhibits

               17.1 Letter, dated November 11, 1999, from William L. Westerman to Mr. Denis Taura.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DARLING INTERNATIONAL INC.
                                       (Registrant)


Date:  November 23, 1999             /s/ John O. Muse
                                     -------------------------------------
                                     John O. Muse
                                     Vice President and Chief Financial Officer



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                                 EXHIBIT INDEX

     Exhibit
      Number             Description
     -------             -----------

       17.1              Letter, dated November 11, 1999, from William L.
                         Westerman to Mr. Denis Taura.